UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
August 9, 2006

BUCKEYE GP HOLDINGS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32963	11-3776228
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5002 Buckeye Road
Emmaus, PA 18049
(Address of principal executive office)

(484) 232-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

General.  As previously reported in a Form 8-K filed on August 7, 2006 with the Securities and Exchange Commission, Buckeye GP Holdings L.P. (the “Partnership”) entered into an underwriting agreement on August 3, 2006 (the “Underwriting Agreement”) with MainLine Management LLC, the general partner of the Partnership (the “General Partner”), and Goldman, Sachs & Co., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Lehman Brothers Inc., Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., KeyBanc Capital Markets, A Division of McDonald Investments Inc., and RBC Capital Markets Corporation (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering of 10,500,000 common units representing limited partner interests in the Partnership (“Common Units”) sold by the Partnership at a price to the public of $17.00 per Common Unit ($16.13 per Common Unit, net of underwriting discounts).

The transactions contemplated by the Underwriting Agreement were consummated on August 9, 2006. The proceeds (net of underwriting discounts) received by the Partnership (before expenses) were approximately $169 million. As described in the prospectus, the Partnership used a portion of the net proceeds of the offering, together with cash on hand, to repay all outstanding indebtedness under the term loan of MainLine L.P. (“MainLine”), the Partnership’s wholly owned subsidiary.  The Partnership will use the remaining net proceeds, together with cash on hand to: (i) pay remaining transaction costs estimated to be $1.3 million; and (ii) make distributions to those who were the Partnership’s equity owners prior to the consummation of the offering.

Contribution Agreement.  The description of the Contribution Agreement described below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Incentive Compensation Agreement and Buckeye Partnership Agreement.  In connection with the closing of the offering, MainLine Sub LLC (“MainLine Sub”), a wholly owned subsidiary of the Partnership, assigned all of its rights under the Fourth Amended and Restated Incentive Compensation Agreement, dated as of December 15, 2004, between MainLine Sub and Buckeye Partners, L.P. (“Buckeye”) to Buckeye GP LLC (“Buckeye GP”), another wholly owned subsidiary of the Partnership and the general partner of Buckeye.  Thereafter, Buckeye and Buckeye GP amended and restated that agreement by entering into the Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006 (the “Incentive Compensation Agreement”).  Buckeye and Buckeye GP also entered into the Amended and Restated Agreement of Limited Partnership of Buckeye Partners (the “Buckeye Partnership Agreement”) to reflect the assignment to Buckeye GP and to clarify that the rights of Buckeye GP thereunder are a general partner interest in Buckeye and that the distributions thereunder are distributions in respect of such partnership interest.  The Buckeye Partnership Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 1.01 by reference, and the Incentive Compensation Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Agreements Related to Buckeye’s Subsidiary Operating Partnerships.  Immediately prior to the closing of the offering, pursuant to the terms of the Contribution Agreement, MainLine, which is the predecessor of the Partnership as owner of MainLine Sub, became a wholly owned subsidiary of the Partnership. Buckeye GP then transferred its approximate 1% general partner interest in each of Buckeye Pipe Line Company, L.P. (“Buckeye Pipe Line”), Laurel Pipe Line Company, L.P. (“Laurel”), Everglades Pipe Line Company, L.P. (“Everglades”), and Buckeye Pipe Line Holdings, L.P. (“BPH,” and collectively with Buckeye Pipe Line, Laurel, Everglades and BPH, the “Operating Partnerships”) to MainLine.  In connection with the transfer, the Agreements of Limited Partnership of the Operating Partnerships and Management Agreements between the Operating Partnerships and their general partner, now MainLine, were amended and restated to reflect MainLine as the new general partner.  A copy of the Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line is attached as Exhibit 10.4 to this Form 8-K and is incorporated in this Item 1.01 by reference. The Amended and Restated Agreements of Limited Partnership of the other Operating Partnerships are substantially identical to that of Buckeye Pipe Line. A copy of the amended and restated Management Agreement of Buckeye Pipe Line is attached as Exhibit 10.5 to this Form 8-K and is incorporated in this Item 1.01 by reference. The amended and restated Management Agreements of the other Operating Partnerships are substantially identical to that of Buckeye Pipe Line.

In addition, the exchange agreement between Buckeye, the Operating Partnerships, Buckeye GP and MainLine Sub was amended and restated as the Fourth Amended and Restated Exchange Agreement (the “Exchange Agreement”) to add MainLine as a party thereunder. The Executive Employment Agreement between Buckeye GP,

MainLine Sub and Buckeye Pipe Line Services Company was also amended and restated as the Amended and Restated Executive Employment Agreement to add MainLine and its general partner, MainLine GP, Inc., as parties thereunder.  A copy of the Amended and Restated Exchange Agreement is filed as Exhibit 10.6 to this Form 8-K and is incorporated in this Item 1.01 by reference.  A copy of the Amended and Restated Executive Employment Agreement is filed as Exhibit 10.7 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Credit Agreement.  The description of the Credit Agreement described below under Item 2.03 is incorporated in this Item 1.01 by reference. A copy of the Credit Agreement is filed as Exhibit 10.8 to this Form 8-K and is incorporated in this Item 1.01 by reference.

ITEM 2.01.            COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Contribution Agreement. As described in the prospectus, in connection with the consummation of the transactions contemplated by the Underwriting Agreement, on August 9, 2006, MainLine Sub, Buckeye GP, MainLine GP, Inc. and MainLine became wholly-owned subsidiaries of the Partnership pursuant to an Amended & Restated Contribution, Conveyance and Assumption Agreement, dated August 9, 2006, by and among the Partnership, the General Partner, MainLine, MainLine Sub, Buckeye GP, MainLine GP, Inc. and the former limited partners of MainLine (including several officers and a director of the General Partner and other officers of Buckeye GP and its affiliates) (the “Contribution Agreement”). Immediately prior to the closing of the offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

•                  The General Partner conveyed its interest in MainLine and MainLine GP, Inc. to the Partnership in exchange for 1,644 Common Units;

•                  The former limited partners of MainLine conveyed their interests in MainLine to the Partnership in exchange for 16,436,356 Common Units and 1,362,000 Management Units representing limited partner interests in the Partnership (“Management Units”).  The Common Units were issued to the former holders of Class A units in MainLine, pro-rata based upon the number of Class A units that they contributed, and the Management Units were issued to the former holders of Class B units in MainLine, pro-rata based upon the number of Class B units that they contributed.

•                  Carlyle/Riverstone BPL Holdings II, L.P., the owner of the General Partner, conveyed 1,186 Common Units to the General Partner, resulting in the General Partner owning 2,830 Common Units, representing a 0.01% limited partner interest in the Partnership.

•                  Buckeye GP conveyed its general partner interests in the Operating Partnerships to MainLine, MainLine distributed MainLine Sub to the Partnership and the Partnership conveyed the interests in MainLine and MainLine GP, Inc. to Buckeye GP.  Following this transaction, the Partnership directly owns MainLine Sub, which directly owns Buckeye GP and Buckeye GP directly owns all of the limited partner interests in MainLine and indirectly owns all of the general partner interest, through MainLine GP, Inc., in MainLine.

Immediately following the closing of the offering, the Partnership used a portion of the net proceeds of the offering, together with certain cash on hand, to repay in full outstanding principal and accrued interest under MainLine’s Credit and Guaranty Agreement, dated as of December 17, 2004.

The Contribution Agreement further provides that Buckeye GP, MainLine, MainLine Sub and the Partnership will distribute (i) their remaining cash on hand, (ii) proceeds from MainLine’s termination of interest rate hedges, (iii) any distribution received from Buckeye and the Operating Partnerships in respect of the second quarter of 2006 and (iv) the amount of the distribution from Buckeye and the Operating Partnerships in respect of the third quarter of 2006 attributable to the portion of the quarter prior to the closing of the offering, after repayment of outstanding transaction costs associated with the offering and funding $500,000 of working capital for the Partnership, to the former partners of MainLine under the provisions of the former limited partnership agreement of MainLine.

A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 2.01 by reference.

ITEM 2.03.            CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On August 9, 2006, the Partnership entered into a five-year $10 million revolving Credit Agreement with SunTrust Bank, as both administrative agent and lender (the “Credit Agreement”).  The credit facility is guaranteed by MainLine Sub.  The credit facility may be used for working capital and other partnership purposes.

The Credit Agreement permits the Partnership to prepay all loans under the credit facility at any time without premium or penalty (other than customary LIBOR breakage costs).  Borrowings under the credit facility bear interest under one of two rate options, selected by the Partnership, equal to either:

•                  the greater of (1) the federal funds rate plus 0.5% and (2) SunTrust Bank’s prime commercial lending rate; or

•                  LIBOR, plus a margin which can range from 0.40% to 1.40%, based upon the ratings assigned by Standard & Poor’s Rating Services and Moody’s Investor Services to the senior unsecured non-credit enhanced long-term debt of Buckeye.

The Partnership’s ability to borrow amounts under the revolving credit facility is subject to satisfaction of certain customary conditions precedent to revolving loans and compliance with terms and conditions included in the Credit Agreement.

The Credit Agreement requires the Partnership to maintain leverage and funded debt coverage ratios. The leverage ratio covenant requires the Partnership to maintain, as of the last day of each fiscal quarter, a ratio of the total funded indebtedness of the Partnership and the Restricted Subsidiaries (as defined herein), measured as of the last day of each fiscal quarter, to the aggregate dividends and distributions received by the Partnership and the Restricted Subsidiaries from Buckeye, plus all other cash received by the Partnership and the Restricted Subsidiaries, measured for the preceding twelve months, less expenses, of not more than 2.50 to 1.00. The funded debt coverage ratio covenant requires the Partnership to maintain, as of the last day of each fiscal quarter, a ratio of total consolidated funded debt of the Partnership and all of its subsidiaries to the consolidated EBITDA, as defined in the Credit Agreement, of the Partnership and all of its subsidiaries, measured for the preceding twelve months, of not more than 5.25 to 1.00, subject to a provision for increases to 5.75 to 1.00 in connection with future acquisitions.

The Credit Agreement defines the “Restricted Subsidiaries” of the Partnership as MainLine Sub, Buckeye GP, MainLine GP, Inc. and MainLine.

The Credit Agreement prohibits the Partnership from declaring dividends or distributions if any default or event of default, as defined in the Credit Agreement, has occurred or would result from such a declaration. In addition, the Credit Agreement contains covenants and provisions requiring the Partnership to adhere to certain covenants and limiting the ability of the Partnership and the Restricted Subsidiaries to, among other things:

•              incur or guarantee indebtedness;

•              make certain negative pledges and grant certain liens;

•              make certain loans, acquisitions and investments;

•              make any material changes to the nature of the Partnership’s or Restricted Subsidiaries’ business; or

•              enter into a merger, consolidation or sale of assets.

If an event of default exists under the Credit Agreement, the lender will be able to terminate the credit facility and accelerate the maturity of all outstanding loans, as well as exercise other rights and remedies.  The following are some of the events which would constitute an event of default under the credit facility:

•              failure to pay any principal, interest, fees, expenses or other amounts when due;

•                                          failure of any representation or warranty to be true and correct in any material respect;

•                                          failure to perform or otherwise comply with the covenants in the credit agreement or other loan documents, subject to certain grace periods;

•                                          default by the Partnership or any Restricted Subsidiary on the payment of any other indebtedness in excess of $5.0 million or default by Buckeye or any of its subsidiaries on the payment of any indebtedness in excess of $25.0 million, or any default in the performance of any obligation or condition with respect to such indebtedness beyond the applicable grace period if the effect of the default is to permit or cause the acceleration of the indebtedness;

•              bankruptcy or insolvency events involving the Partnership or MainLine Sub;

•                                          the entry against the Partnership or MainLine Sub of a judgment in excess of specified amounts, or otherwise having a material adverse effect, that is not stayed, discharged or deferred with specified periods;

•              a change in control of the Partnership (as such term is defined in the Credit Agreement);

•                                          the invalidity or unenforceability of any material provision in the credit agreement or related documents; and

•                                          the occurrence of certain events with respect to employee benefit plans subject to ERISA.

A copy of the Credit Agreement is filed as Exhibit 10.8 to this report and is incorporated in this Item 2.03 by reference.

ITEM 3.02.            UNREGISTERED SALES OF EQUITY SECURITIES.

The description in Item 2.01 above of the issuance by the Partnership on August 9, 2006 in connection with the consummation of the transactions contemplated by the Contribution Agreement of an aggregate 16,436,356 Common Units and 1,362,000 Management Units to the former partners of MainLine in exchange for equity interests in the MainLine is incorporated in this Item 3.02 by reference.

Each Management Unit is convertible into one Common Unit at the option of the Holder.

The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2).

ITEM 5.03.            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On August 9, 2006 the Partnership amended and restated its Agreement of Limited Partnership (the “Amended Partnership Agreement”) in connection with the closing of the offering. A description of the Amended Partnership Agreement is contained in the section entitled “The Partnership Agreement” of the prospectus and is incorporated in this Item 5.03 by reference.

A copy of the Amended Partnership Agreement as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated in this Item 5.03 by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

3.1	First Amended and Restated Agreement of Limited Partnership of Buckeye GP Holdings L.P.
10.1

Amended & Restated Contribution, Conveyance and Assumption Agreement, dated as of August 9, 2006, among the limited partners of MainLine L.P., MainLine L.P., Buckeye GP LLC, Buckeye GP Holdings L.P., MainLine Management LLC, and MainLine GP, Inc.

10.2	Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of August 9, 2006
10.3	Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006
10.4	Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of August 9, 2006
10.5	Amended and Restated Management Agreement of Buckeye Pipe Line Company, L.P., as amended and restated as of August 9, 2006
10.6	Fourth Amended and Restated Exchange Agreement, dated as of August 9, 2006
10.7	Amended and Restated Executive Employment Agreement, dated as of August 9, 2006
10.8	Credit Agreement, dated August 9, 2006, among Buckeye GP Holdings L.P., as borrower, SunTrust Bank, as administrative agent, and the lenders signatory thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

By:	MAINLINE MANAGEMENT LLC,
its general partner

	By:	/s/ Stephen C. Muther
Stephen C. Muther
Senior Vice President-Administration, General
Counsel and Secretary

Dated: August 14, 2006

EXHIBIT INDEX

3.1	First Amended and Restated Agreement of Limited Partnership of Buckeye GP Holdings L.P.
10.1

Amended & Restated Contribution, Conveyance and Assumption Agreement, dated as of August 9, 2006, among the limited partners of MainLine L.P., MainLine L.P., Buckeye GP LLC, Buckeye GP Holdings L.P., MainLine Management LLC, and MainLine GP, Inc.

10.2	Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of August 9, 2006
10.3	Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006
10.4	Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of August 9, 2006
10.5	Amended and Restated Management Agreement of Buckeye Pipe Line Company, L.P., as amended and restated as of August 9, 2006
10.6	Fourth Amended and Restated Exchange Agreement, dated as of August 9, 2006
10.7	Amended and Restated Executive Employment Agreement, dated as of August 9, 2006
10.8	Credit Agreement, dated August 9, 2006, among Buckeye GP Holdings L.P., as borrower, SunTrust Bank, as administrative agent, and the lenders signatory thereto